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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                          _____________________________

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): November 18, 2004



                                 Dillard's, Inc.
                -----------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 -----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



                1-6140                                      71-0388071
       --------------------------                    ---------------------------
        (Commission File Number)                         (I.R.S. Employer
                                                         Identification No.)

           1600 Cantrell Road
          Little Rock, Arkansas                                72201
       --------------------------                    ---------------------------
          (Address of Principal                              (Zip Code)
           Executive Offices)


                                 (501) 376-5200
                 -----------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                 -----------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.02    Results of Operations and Financial Condition.
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On November 18, 2004, the registrant issued a press release announcing its financial results for the 13 and 39 weeks ending October 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.


Item 9.01    Financial Statements and Exhibits.
             ----------------------------------

(c) Exhibits. The following document is furnished as an Exhibit.

Exhibit No.              Exhibit

99.1                     Press Release, dated November 18, 2004.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   DILLARD'S, INC.



DATED: November 18, 2004                       By: /s/ James I. Freeman
                                                   --------------------
                                               Name:    James I. Freeman
                                               Title:   Senior Vice President &
                                                        Chief Financial Officer





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                                  EXHIBIT INDEX


Exhibit No.              Description
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       99.1        Press Release dated November 18, 2004.